HIGHLAND FUNDS I

POWER OF ATTORNEY

Highland Funds I and the undersigned Trustee constitutes and appoints each of Frank Waterhouse, Dave Klos, Dustin Norris and Lauren Thedford (with full power to any one of them to act) as attorney-in-fact and agent, in all capacities, to execute and to file any of the documents that said attorneys and agents may deem necessary or advisable to enable the Trust to comply with or register any security issued by the Trust under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, and any rules, regulations, orders or other requirements of the U.S. Securities and Exchange Commission thereunder, with respect to the Registration Statement on Form N-14 as it relates to the reorganization of the Highland Socially Responsible Equity Fund, a series of Highland Funds II, with and into the NexPoint Merger Arbitrage Fund, a series of the Trust, including any and all pre- and post-effective amendments and exhibits thereto and any and all documents required to be filed with respect thereto, with the U.S. Securities and Exchange Commission or any other regulatory authority. The Board grants to each of said attorneys and agents full authority to do every act necessary to be done in order to effectuate the same as fully, to all intents and purposes, as he/she could do if personally present, thereby ratifying all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Trusts have caused this Power of Attorney to be executed in its name by its Principal Accounting Officer, Principal Financial Officer and Principal Executive Officer and attested by its Secretary, and the undersigned Trustee has hereunto set his hand this 28th day of October 2020.

/s/ Frank Waterhouse
Frank Waterhouse Treasurer, Principal Accounting Treasurer, Principal Accounting Officer, Principal Financial Officer and Principal Executive Officer

ATTEST

/s/ Lauren Thedford
Lauren Thedford
Secretary

TRUSTEE:

/s/ Dr. Bob Froehlich
Dr. Bob Froehlich

HIGHLAND FUNDS I

POWER OF ATTORNEY

Highland Funds I and the undersigned Trustee constitutes and appoints each of Frank Waterhouse, Dave Klos, Dustin Norris and Lauren Thedford (with full power to any one of them to act) as attorney-in-fact and agent, in all capacities, to execute and to file any of the documents that said attorneys and agents may deem necessary or advisable to enable the Trust to comply with or register any security issued by the Trust under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, and any rules, regulations, orders or other requirements of the U.S. Securities and Exchange Commission thereunder, with respect to the Registration Statement on Form N-14 as it relates to the reorganization of the Highland Socially Responsible Equity Fund, a series of Highland Funds II, with and into the NexPoint Merger Arbitrage Fund, a series of the Trust, including any and all pre- and post-effective amendments and exhibits thereto and any and all documents required to be filed with respect thereto, with the U.S. Securities and Exchange Commission or any other regulatory authority. The Board grants to each of said attorneys and agents full authority to do every act necessary to be done in order to effectuate the same as fully, to all intents and purposes, as he/she could do if personally present, thereby ratifying all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Trusts have caused this Power of Attorney to be executed in its name by its Principal Accounting Officer, Principal Financial Officer and Principal Executive Officer and attested by its Secretary, and the undersigned Trustee has hereunto set his hand this 28th day of October 2020.

/s/ Frank Waterhouse
Frank Waterhouse Treasurer, Principal Accounting Treasurer, Principal Accounting Officer, Principal Financial Officer and Principal Executive Officer

ATTEST

/s/ Lauren Thedford
Lauren Thedford
Secretary

TRUSTEE:

/s/ John Honis
John Honis

HIGHLAND FUNDS I

POWER OF ATTORNEY

Highland Funds I and the undersigned Trustee constitutes and appoints each of Frank Waterhouse, Dave Klos, Dustin Norris and Lauren Thedford (with full power to any one of them to act) as attorney-in-fact and agent, in all capacities, to execute and to file any of the documents that said attorneys and agents may deem necessary or advisable to enable the Trust to comply with or register any security issued by the Trust under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, and any rules, regulations, orders or other requirements of the U.S. Securities and Exchange Commission thereunder, with respect to the Registration Statement on Form N-14 as it relates to the reorganization of the Highland Socially Responsible Equity Fund, a series of Highland Funds II, with and into the NexPoint Merger Arbitrage Fund, a series of the Trust, including any and all pre- and post-effective amendments and exhibits thereto and any and all documents required to be filed with respect thereto, with the U.S. Securities and Exchange Commission or any other regulatory authority. The Board grants to each of said attorneys and agents full authority to do every act necessary to be done in order to effectuate the same as fully, to all intents and purposes, as he/she could do if personally present, thereby ratifying all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Trusts have caused this Power of Attorney to be executed in its name by its Principal Accounting Officer, Principal Financial Officer and Principal Executive Officer and attested by its Secretary, and the undersigned Trustee has hereunto set his hand this 28th day of October 2020.

/s/ Frank Watershouse
Frank Waterhouse Treasurer, Principal Accounting Treasurer, Principal Accounting Officer, Principal Financial Officer and Principal Executive Officer

ATTEST

/s/ Lauren Thedford
Lauren Thedford
Secretary

TRUSTEE:

/s/ Ethan Powell
Ethan Powell

HIGHLAND FUNDS I

POWER OF ATTORNEY

Highland Funds I and the undersigned Trustee constitutes and appoints each of Frank Waterhouse, Dave Klos, Dustin Norris and Lauren Thedford (with full power to any one of them to act) as attorney-in-fact and agent, in all capacities, to execute and to file any of the documents that said attorneys and agents may deem necessary or advisable to enable the Trust to comply with or register any security issued by the Trust under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, and any rules, regulations, orders or other requirements of the U.S. Securities and Exchange Commission thereunder, with respect to the Registration Statement on Form N-14 as it relates to the reorganization of the Highland Socially Responsible Equity Fund, a series of Highland Funds II, with and into the NexPoint Merger Arbitrage Fund, a series of the Trust, including any and all pre- and post-effective amendments and exhibits thereto and any and all documents required to be filed with respect thereto, with the U.S. Securities and Exchange Commission or any other regulatory authority. The Board grants to each of said attorneys and agents full authority to do every act necessary to be done in order to effectuate the same as fully, to all intents and purposes, as he/she could do if personally present, thereby ratifying all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Trusts have caused this Power of Attorney to be executed in its name by its Principal Accounting Officer, Principal Financial Officer and Principal Executive Officer and attested by its Secretary, and the undersigned Trustee has hereunto set his hand this 28th day of October 2020.

/s/ Frank Watershouse
Frank Waterhouse Treasurer, Principal Accounting Treasurer, Principal Accounting Officer, Principal Financial Officer and Principal Executive Officer

ATTEST

/s/ Lauren Thedford
Lauren Thedford
Secretary

TRUSTEE:

/s/ Bryan Ward
Bryan Ward

HIGHLAND SOCIALLY RESPONSIBLY EQUITY FUND Special Meeting of Shareholders – February 26, 2021 Proxy Solicited on Behalf of the Board of Trustees

The undersigned holder of shares of Highland Socially Responsible Equity Fund, a series of Highland Funds II, a Massachusetts business trust (the “Fund”), hereby appoints Lauren Thedford and Jason Post, and each of them separately, with full power of substitution, as proxies to represent the undersigned at the Special Meeting of Shareholders to be held at 300 Crescent Court, Crescent Club, Dallas, TX 75201, on February 26, 2021, at 8:30 a.m., Central Time and at any and all adjournments and postponements thereof (the “Special Meeting”), and thereat to vote all shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions of this proxy. The undersigned holder hereby acknowledges receipt of the accompanying Notice of Special Meeting and Proxy Statement.

Please note that in connection with the ongoing COVID-19 pandemic, Texas Governor Greg Abbot has issued a statewide executive order that states: Every person in Texas shall wear a face covering over the nose and mouth when inside a commercial entity or other building or space open to the public, or when in an outdoor public space, wherever it is not feasible to maintain six feet of social distancing from another person not in the same household (the “Rule”). If you plan to attend the Special Meeting, we ask that you wear a mask unless you are otherwise exempt from the Rule.

The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation, in accordance with the law of the State of Massachusetts and applicable federal securities laws, of any proxy previously granted specifically in connection with the voting of the shares subject hereto.

Please sign exactly as names appear on this proxy. If shares are held jointly, each holder should sign. If signing as an attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title.

 SIGNATURE                                                                                                                         DATE

QUESTIONS ABOUT THIS PROXY?    Should you have any questions about the proxy materials or regarding how to vote your shares, please contact our proxy information line toll-free at (866) 828-9088. Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

SIGNATURE (if held jointly) DATE
Title – if a corporation, partnership or other entity

IF YOU SIGN, DATE AND RETURN THIS PROXY, IT WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED “FOR” THE PROPOSAL.

THREE OPTIONS FOR VOTING YOUR PROXY

1. Internet

Log on to vote.proxyonline.com. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number found in the box at the right at the time you execute your vote.

2. Telephone	Simply dial toll-free (866) 828-9088 and have this proxy card available at the time of the call. You will need the control number found in the box at the right at the time you execute your vote.
3. Mail	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THIS SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 26, 2021.

The proxy statement for this meeting is available at: https://vote.proxyonline.com/highland/docs/sre.pdf

TAG ID:	BAR CODE	CUSIP: 65340G205

HIGHLAND SOCIALLY RESPONSIBLE EQUITY FUND

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED HOLDER WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THIS PROXY WILL BE VOTED FOR THE PROPOSAL UNLESS OTHERWISE INDICATED. THIS PROXY WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF MASSACHUSETTS AND APPLICABLE FEDERAL SECURITIES LAWS.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED

ENVELOPE TO VOTE, MARK ONE BOX FOR EACH ITEM IN BLUE OR BLACK INK. Example: ☒

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE PROPOSAL.

PROPOSAL:

	FOR	WITHHOLD	ABSTAIN
1. To approve or disapprove a proposed Agreement and Plan of Reorganization pursuant to which NexPoint Merger Arbitrage Fund would acquire all, or substantially all, of the assets of Highland Socially Responsible Equity Fund in exchange for Class A Shares, Class C Shares and Class Z Shares of NexPoint Merger Arbitrage Fund to be distributed pro rata by Highland Socially Responsible Equity Fund to its shareholders of Class A Shares, Class C Shares and Class Y Shares, respectively, in a complete liquidation and dissolution of Highland Socially Responsible Equity Fund; and	☐	☐	☐

2. To transact such other business as may properly come before the Special Meeting and any adjournment thereof.

THANK YOU FOR VOTING

TAG ID:	BAR CODE	CUSIP: 65340G205